Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Great Elm Group, Inc. (the “Company”) for the period ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Peter A. Reed, Principal Executive Officer of the Company, and  Brent J. Pearson, Principal Financial Officer of the Company, each certify, pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934 as amended (the “Exchange Act”) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Peter A. Reed
Peter A. Reed
(Principal Executive Officer)

By:	/s/ Brent J. Pearson
Brent J. Pearson
(Principal Financial Officer)

February 10, 2022